Exhibit 32.2
CERTIFICATION
I, Willem Meintjes, the Principal Financial Officer of Marvell Technology, Inc. (the “Registrant”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)the Quarterly Report of the Registrant on Form 10-Q for the fiscal quarter ended November 2, 2024 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 4, 2024	By:	/S/ WILLEM MEINTJES
Willem Meintjes Chief Financial Officer (Principal Financial Officer)